SECURITIES AND EXCHANGE COMMISSION
                               Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the


                         Securities Exchange Act of 1934


       Date of Report (date of earliest event reported): November 21, 2007


                          PRINCETON ACQUISITIONS, INC.
                          ----------------------------
             (Exact name of registrant as specified in its charter)

          Colorado                      2-99174-D                84-0991764
          --------                      ---------                ----------
(State or other jurisdiction     (Commission File Number)        (IRS Employer
     of incorporation)                                           I.D. Number)


                         2560 W. Main Street, Suite 200
                               Littleton, CO 80120
                               -------------------
                    (Address of principal executive offices)

        Registrant's telephone number, including area code: 303-794-9450


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:


|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 5.02   Departure of Directors or Certain Officers; Election of Directors;
            Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 19, 2007, Fred Mahlke, President and Director, resigned from his officer and director positions with the Company, effective immediately. Mr. Mahlke decided to resign for personal reasons, which do not arise from any disagreement on any matter relating to the Company's operations, policies or practices, nor regarding the general direction of the Company. Mr. Robert Lazzeri, a Company Director, has been appointed to the position of President.


Item 8.01.  Other Events.

Effective November 19, 2007, the address of the Company's executive office will be 2560 W. Main Street, Suite 200, Littleton, Colorado 80120 and its telephone number will be (303) 794-9450.

To the extent that any information called for in Item 404(a) of Regulation S-B is required pursuant to this appointment, such information is currently unavailable and will be provided in an amendment to this Form 8-K within four
(4) days from when this information becomes available.



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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: November 21, 2007

                                            Princeton Acquisitions, Inc.

                                            By:   /s/ Robert Lazzeri
                                                  -------------------------
                                                  Robert Lazzeri, President